UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PIONEER ILS INTERVAL FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Pioneer Funds Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Pioneer Funds.

The reason for my call is to inform you that the Joint Special Meeting of Shareholders is scheduled to take place on March 27, 2025 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with the Pioneer Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)

•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

PIONEER FUNDS SHAREHOLDER SERVICES

Shareholder Name

Address 1

Address 2

Address 3

i

IMPORTANT NOTICE TO SHAREHOLDERS

“FUND NAME HERE”

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in the above-referenced Pioneer Fund. This matter pertains to an important transaction for the Fund which we need to discuss with you and record your response. Please respond no later than March 26, 2025.

It is very important that we speak to you regarding this matter. Please contact us toll-free at (800) 431-9633 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday or 10:00 a.m. and 9:00 p.m. Eastern Time on Saturday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible to discuss this matter.

Thank you for your time and consideration.

Sincerely,

Lisa M. Jones

President and Chief Executive Officer

OFFICIAL BUSINESS This is not a scam, fraud or scheme. This document relates to an investment you own in one or more Pioneer Funds, whether through a bank, broker, or direct with Pioneer Funds.

March 4, 2024

PIONEER FUNDS

60 State Street

Boston MA 02110

Dear Valued Shareholder:

As a shareholder of one or more of the Pioneer Funds, you should have recently received in the mail or through email, important proxy material requesting your vote to approve a proposal regarding the reorganization of each Pioneer Fund ( each a “Fund” and together, the “Funds”) into a corresponding and newly-created Fund within the Victory Funds. This proposal will be presented at the Special Meeting of Shareholders scheduled to to be held on Thursday, March 27, 2025. Each reorganization is part of larger plans to integrate the advisory businesses of Amundi US and Victory Capital Management.

DETAILS ABOUT EACH REORGANIZATION:

✓	Each Pioneer Fund will be merged into a newly created Fund within the Victory Portfolios IV trust.

✓	Each newly created Fund was developed for the sole purpose of this reorganization and is essentially similar to that of the currently fund.

✓

The investment objective(s) and principal investment strategies and policies of each new Victory Pioneer Fund will be the same as those of the corresponding Pioneer Fund, except as described in the enclosed proxy statement.

✓	The current portfolio management team is expected to manage the newly created Victory Pioneer Fund.

✓	There is no material change to day to day portfolio management of your Fund as a result of each reorganization.

✓

The net expenses associated with investing in a Victory Pioneer Fund will be no higher than, either (i) net expenses associated with investing in the corresponding Pioneer Fund after application of expense limitation arrangements currently in effect for the Pioneer Fund, if any, or (ii) net expenses of the Pioneer Fund as of the end of the most recent fiscal year end at the time of the closing date of the reorganizations, whichever is lower, for at least three years following the reorganizations.

ACCORDING TO OUR RECORDS WE HAVE NOT RECEIVED YOUR PROXY VOTE. Whether you vote For, Against or Abstain, voting will ensure your shares are represented at the Special Meeting. Please review the proxy material and vote your shares on this important proposal. Remember, your vote is important enough to the outcome of this Special Meeting for us to be reaching out to you.

YOU CAN VOTE USING ONE OF THE CONVENIENT OPTIONS BELOW:

•	Online: Visit the website indicated on the enclosed proxy card.

•	Phone: Call (800) 488-8095. You can speak to a representative to place your vote.

•	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

VOTING IS EASY AND ONLY TAKES A MOMENT OF YOUR TIME. By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to reach out to you further relating to the voting process. Detailed information about the Special Meeting of Shareholders and the proposal can be found in the proxy statement, or online at: vote.proxyonline.com/Pioneerfunds/docs

If you have any questions about the proposals, you may contact us at (800) 488-8095. Representatives are available 9:00 am to 10:00 pm Eastern Time, Monday through Friday and Saturday from 10:00 am to 9:00 pm Eastern Time.

Thank you for your time and consideration.

Sincerely,

Lisa M. Jones

President and Chief Executive Officer

Mail Code Here

February 28, 2025

PIONEER ILS INTERVAL FUND

60 State Street, Boston, MA 02109

Dear Shareholder:

We recently mailed you proxy material regarding a Special Meeting of Shareholders for the ILS Interval Fund (the “Fund”) scheduled to be held on March 27, 2025. It has come to our attention that there was an error in coding the proxy card/voting form that you received. The proposal information contained in the proxy statement was correct; however, the proposal on the proxy card was incorrect. As a result, the original proxy card that you received is not valid and should not be used. Please use the proxy card that accompanies this mailing.

The correct proposals are as follows:

1.	To approve a new Investment Advisory Agreement with Victory Capital Management Inc.

2.	To elect Trustees (as listed on the proxy card).

In order to address this situation, we are providing you with a new proxy package that includes the original proxy statement which you received already, an updated proxy card with the correct proposal information and another business return envelope.

Whether or not you plan to attend the shareholder meeting in person, please vote your shares. We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card since that will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you have any questions regarding this issue or the proxy in general, please do not hesitate to call our proxy information line at (800) 488-8095. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time and Saturday from 10:00 a.m. to 6:00 p.m.

We apologize for this issue and any inconvenience it may have caused and thank you for your time and consideration.

Sincerely,

Pioneer Funds